SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PACHOLDER HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACHOLDER HIGH YIELD FUND, INC.

270 Park Avenue

New York, New York 10017

Dear Shareholder:

Important information regarding the annual shareholders meeting of the Pacholder High Yield Fund, Inc. (the “Fund”) is enclosed. We encourage you to review it carefully.

The Board of Directors (the “Board”) has approved a proposal to liquidate and dissolve the Fund, subject to shareholder approval. Therefore, at the annual meeting, the shareholders of the Fund will be asked to vote upon a proposal to liquidate and dissolve the Fund. In addition, as in years past, shareholders will be asked to elect directors of the Fund.

While the proposal to liquidate and dissolve the Fund is discussed in greater detail in the enclosed Proxy Statement, which we urge you to review carefully, we have prepared answers to what we anticipate may be some of your questions regarding the liquidation proposal on the next few pages.

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR the proposal to liquidate and dissolve the Fund and FOR the proposal to elect directors. Please use the enclosed proxy card to authorize the named proxies to cast your votes by signing, dating and returning your proxy card TODAY in the enclosed postage-paid envelope. You may also have the ability to submit a proxy by telephone or Internet; please consult the enclosed proxy card or voting instruction form for further guidance.

On behalf of the Fund, I thank you for your continued support.

Sincerely,

Brian Shlissel

President of the Fund

March 1, 2017

Some Questions and Answers Regarding the Proposed Liquidation and Dissolution

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the proposed liquidation and dissolution to be voted on.

What factors did the Board consider in determining to recommend the Liquidation Proposal?

The Board of Directors (the “Board”) of the Pacholder High Yield Fund, Inc. (the “Fund”) determined, after careful deliberation and review of the available alternatives and circumstances, and based upon the recommendation of J.P. Morgan Investment Management, Inc. (“JPMIM”), the Fund’s investment adviser, that a proposal to liquidate and dissolve the Fund (the “Liquidation Proposal”) would be in the best interests of the Fund and its shareholders, and unanimously adopted and approved a Plan of Liquidation and Dissolution (the “Plan”) subject to the approval of the Fund’s shareholders at the next annual meeting of shareholders. The Board weighed a variety of factors, including (in no particular order):

•	the anticipated benefits to all shareholders that would result from liquidation, particularly the return of the full net asset value of the Fund’s shares to shareholders;
•	the Fund’s trading discount;
•	the large holdings of and interactions with activist investors;
•	the recommendation of the Fund’s investment adviser; and
•	potential alternatives to liquidation.

In particular, the Board considered that liquidation and dissolution would be beneficial to all shareholders; that the Fund had been trading at a discount to its net asset value for an extended period of time; that an activist investor had taken a large position in the shares of the Fund and, in addition, submitted (and subsequently withdrew) proposals for the 2017 annual meeting of shareholders; that the potential costs and other consequences to the Fund and its shareholders of contesting proposals submitted by activist investors, or implementing them if approved by shareholders, would likely be significant; and that alternative possible methods of addressing the discount likely would be less beneficial to shareholders than liquidation of the Fund. Based on these considerations, among others, on balance, the Board—consistent with the recommendation of JPMIM—determined that liquidation and dissolution would be the best option.

The Board recognizes that liquidation and dissolution is an extraordinary action, and it does not make this proposal lightly. However, given the totality of the circumstances outlined above, the Board believes that liquidation and dissolution would be in the best interests of the Fund and its shareholders. In recommending liquidation and dissolution, the Board is also mindful of the knowledge and experience of JPMIM, which it believes is well positioned to enable shareholders to realize the best value for their shares in an orderly liquidation.

If the Liquidation Proposal is approved at the Annual Meeting, what will happen next?

If the Liquidation Proposal is approved by shareholders, JPMIM will proceed to liquidate and dissolve the Fund in accordance with the Plan. The Plan would become effective as of the date of its approval by shareholders. After the effective date, the Fund would expect to cease its business as an investment company (except in connection with the orderly winding up of its business and affairs) and not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of the Fund’s liabilities and distributing its remaining assets to shareholders.

What if the Liquidation Proposal is not approved at the Annual Meeting?

If the Liquidation Proposal is not approved by shareholders, the Fund will not be liquidated and dissolved and will continue operations, although another similar proposal might be submitted to shareholders in the future. The Fund would likely continue to trade at a discount to net asset value, which may widen with the defeat of the Liquidation Proposal.

Who is eligible to vote on the Liquidation Proposal?

Holders of common stock of record as of the close of business on February 15, 2017 are entitled to vote on the Liquidation Proposal.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote “FOR” the Liquidation Proposal.

What vote is required to approve the Liquidation Proposal?

The approval of the Liquidation Proposal requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the proposal. That is, a majority vote of the Fund’s outstanding shares.

How would liquidation and dissolution affect the Fund and my investment?

If the Liquidation Proposal is approved by the Fund’s shareholders, pursuant to the Plan, the Fund’s assets will be sold and, after paying or setting aside reserves for the payment of liabilities, the net proceeds will be distributed to the Fund’s shareholders in cancellation of all outstanding shares, and the Fund will be dissolved. Shareholders should carefully read and consider the discussion of this proposal and the Plan in the Proxy Statement found below.

Where do I find further information about the Liquidation Proposal?

Further information about the Liquidation Proposal, including the tax implications of the proposed liquidation and dissolution of the Fund, is available in the attached Proxy Statement.

What are the tax implications for shareholders if the Fund is liquidated?

For federal income tax purposes, the liquidation of the Fund will generally be treated as a taxable event with respect to shareholders that hold shares in a taxable account. Each shareholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the liquidating distribution exceeds (or is less than) the shareholder’s tax basis on his or her liquidating Fund shares. For more information, please see “Tax consequences of liquidation and dissolution” in the enclosed Proxy Statement.

Why am I also being asked to elect directors?

Shareholders are also being asked to elect directors, as is required to be done each year. It is anticipated that, if the proposals are approved, the directors would serve an abbreviated term that would expire when the Fund is liquidated and dissolved.

PACHOLDER HIGH YIELD FUND, INC.

270 Park Avenue

New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 10, 2017

March 1, 2017

To the Shareholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on May 10, 2017, at 10:00 a.m., Eastern Time, at 383 Madison Avenue, New York, New York. Please contact Computershare at (888) 916-1754 if you have any questions relating to attending the Annual Meeting in person. The Annual Meeting will be held for the following purposes:

1.	To consider and vote upon a proposal that the Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution (“Proposal 1” or the “Liquidation Proposal”);

2.	To elect eleven Directors to serve until the next annual meeting and until their successors are elected and qualified (“Proposal 2”);

3.	To consider and act upon such other business as may properly come before the meeting and any postponements or adjournments thereof.

The close of business on February 15, 2017 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU WILL BE REQUIRED TO PRESENT A VALID FORM OF GOVERNMENT-ISSUED PHOTO IDENTIFICATION, SUCH AS A VALID DRIVER’S LICENSE OR PASSPORT, AND PROOF OF SHARE OWNERSHIP AS OF FEBRUARY 15, 2017, THE RECORD DATE OF THE MEETING, AS DETAILED IN THE PROXY STATEMENT. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION. IN ADDITION TO AUTHORIZING

YOUR PROXY BY MAIL, YOU MAY ALSO AUTHORIZE YOUR PROXY EITHER BY TELEPHONE OR VIA THE INTERNET, AS FOLLOWS:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to authorize your proxy by telephone or via the Internet using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on May 10, 2017.

This proxy statement is available at the website listed on your proxy card.

By Order of the Board of Directors,

Frank J. Nasta

Secretary

PACHOLDER HIGH YIELD FUND, INC.

270 Park Avenue

New York, New York 10017

PROXY STATEMENT

Annual Meeting of Shareholders

to be held on May 10, 2017

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Pacholder High Yield Fund, Inc. (the “Fund”) for use at the annual meeting of shareholders to be held on May 10, 2017 at 10:00 a.m. Eastern Time, at 383 Madison Avenue, New York, New York (the “Annual Meeting”) and at any postponements or adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the liquidation and for the election of each nominee for director, and for or against any other matters acted upon at the meeting in the discretion of the persons named as proxies.

A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about March 1, 2017.

The Board has fixed the close of business on February 15, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. As of the record date, the Fund had outstanding 12,996,610 shares of Common Stock. Each full share of the Fund’s Common Stock is entitled to one vote and each fractional share of the Fund’s Common Stock is entitled to a proportionate share of one vote. To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the record date, except as provided on Exhibit A. As of December 31, 2016, the directors of the Fund as a group did not beneficially own any shares of the Common Stock of the Fund.

The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments thereof. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shareholders present at the meeting in person or by proxy. The votes of shareholders indicating a vote against a proposal in their proxies will be cast against adjournment or postponement in respect of that proposal.

Proposal 1 requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the proposal (i.e., a majority vote of the Fund’s outstanding shares). Proposal 2 requires a plurality of the votes cast at the meeting, provided that a quorum is present. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors.

In tallying shareholder votes, abstentions, withhold authority votes and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy card but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Under applicable law, abstentions, withhold authority votes and broker non-votes do not constitute votes “for” or “against” a matter and will be disregarded in determining “votes cast” on a proposal. Accordingly, abstentions and broker non-votes effectively will have no effect on Proposal 2, for which the required vote is a plurality of the votes cast on the matter, but will have the effect of a vote against Proposal 1 and, in addition, will have the effect of a vote against any adjournment, if submitted for a vote of shareholders.

To obtain the Fund’s most recent annual report, including financial statements free of charge, or copies of any subsequent shareholder report, please make the request in writing to Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the most recently available annual report for the Fund by visiting www.pacholder.com.

PROPOSAL 1: LIQUIDATION AND DISSOLUTION

Rationale for the proposed liquidation and dissolution

After careful deliberation and a thorough review of the available alternatives and consistent with the recommendation of J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), the Board determined that the Liquidation Proposal would be in the best interests of the Fund, and adopted and approved a Plan of Liquidation and Dissolution (the “Plan”) subject to the approval of the Fund’s shareholders at the Annual Meeting. The Board recognizes that the Fund has delivered significant value to shareholders since its inception, but other facts and circumstances have led the Board and JPMIM to believe that, on balance, liquidation and dissolution would be in the best interests of the Fund and its shareholders.

In determining to recommend to shareholders the liquidation and dissolution of the Fund, the Board considered a variety of factors, including (in no particular order):

•

Liquidation and dissolution would benefit all Fund shareholders. The Board has concluded that the liquidation and dissolution of the Fund would be the best option for the Fund’s shareholders. All shareholders would receive net asset value (“NAV”) for their investment in the Fund through a “liquidating distribution.” Liquidation would allow portfolio securities to be sold and the net proceeds to be distributed to shareholders in an orderly and equitable manner. The Board and JPMIM believe that an orderly liquidation of the Fund’s portfolio holdings will help maximize shareholder value.

•	The Fund’s discount. The Fund had been trading at a discount to its NAV for an extended period of time.

•

Activist investor interest. A large portion of the Fund’s shares are held by an activist shareholder that submitted (and subsequently withdrew) proposals for the 2017 annual meeting of shareholders. The Board considered the potential costs and other consequences to the Fund and its shareholders of contesting proposals submitted by activist investors, or implementing them if approved by shareholders, and believes that a significant percentage of the Fund’s shareholder base may not wish to see the Fund continue to operate under these circumstances and may prefer that the Fund be liquidated.

•

Alternatives to liquidation are less desirable. After considering possible alternatives to liquidation, such as merging the Fund with another JPMorgan Fund or converting the Fund to an open-end fund, the Board has determined that such methods of addressing the discount likely would be less beneficial to shareholders than liquidation of the Fund.

Mechanics of the proposed liquidation and dissolution

On January 23, 2017, the Fund announced that the Board had determined to unanimously recommend to the shareholders the Liquidation Proposal at the next annual meeting of shareholders. If the Liquidation Proposal is approved by shareholders, the liquidation and dissolution of the Fund would be effected in accordance with the terms of the Plan appended as Exhibit B hereto, which has been approved by the Board and is briefly summarized below. This summary is qualified in its entirety by reference to the Plan. Shareholders are urged to read the Plan in its entirety, as it describes, among other things:

•	The manner in which liquidation proceeds would be paid to shareholders. Each share of common stock would be entitled to receive the then-current NAV per share of common stock of the Fund; and
•	The process of deregistering the Fund under the Investment Company Act of 1940 and filing articles of dissolution with the State of Maryland.

If the Liquidation Proposal is approved by shareholders, the Plan would become effective as of the date of such approval. After the effective date, the Fund would then expect to cease its business as an investment company (except in connection with the orderly winding up of its business and affairs) and not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of the Fund’s liabilities and distributing its remaining assets to the shareholders.

Although under the Plan the Board has the authority to change the Plan to facilitate the liquidation of the Fund, or to abandon the Plan if at any time it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders, the Board does not anticipate doing so absent compelling new circumstances under which a change in or abandonment of the Plan is necessary to prevent significant damage to the interests of the Fund and its shareholders.

Tax consequences of liquidation and dissolution

The following summary provides general information with regard to the federal income tax consequences to shareholders relating to receipt of liquidating distributions from the Fund pursuant to the provisions of the Plan. Shareholders should consult with their own tax advisors for advice regarding the application of current US federal tax law to their particular situation and with respect to potential state, local or other tax consequences of the Plan.

If the Liquidation Proposal is approved by shareholders and the Fund proceeds to liquidate and dissolve, the Fund intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended, for its final taxable year, and therefore expects not to be taxed on any of the Fund’s capital gains realized from the sale of its assets or ordinary income that the Fund timely distributes to shareholders. Prior to making liquidating distributions to shareholders, the Fund intends to declare dividends necessary to satisfy the income and excise tax distribution requirements for its final taxable year, and to make any such distribution either prior to or at the time of the liquidating distributions.

A shareholder who receives liquidating distributions will be treated as having received the distribution in exchange for the shareholder’s stock in the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund stock. If a shareholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. If the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Required Vote

Proposal 1 requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the proposal (i.e., a majority vote of the Fund’s outstanding shares).

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 2: ELECTION OF DIRECTORS

Background.

The Board, based on the recommendation of the Governance Committee, has nominated for election as directors of the Fund the individuals (each, a “Nominee” and collectively, the “Nominees”) who currently serve as directors of the Fund and trustees of the J.P. Morgan Funds, as defined below. Each Nominee would hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies. If shareholders approve the Liquidation Proposal, the directors would serve until the Fund is liquidated and dissolved. The Nominees are John F. Finn, Dr. Matthew Goldstein, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler. Each of the Nominees was elected at the shareholder meeting held on April 20, 2016. The Nominees are also trustees of the J.P. Morgan Funds, a mutual fund complex consisting of twelve registered investment companies advised by JPMIM, the Fund’s investment adviser, or its affiliates. JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co.

Nomination Process.

The Board’s Governance Committee functions as the Nominating Committee and Compensation Committee with respect to the Fund. At the November 2016 Board meeting, the Governance Committee and Board evaluated each Nominee. Based on the Governance Committee’s recommendation, the Board nominated each of the Nominees to stand for election at the annual meeting of shareholders. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should serve as a Director of the Fund.

Qualifications of Nominees.

The Governance Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board including the significant time each Nominee has devoted to preparing for meetings and the active engagement and participation of each Nominee at Board meetings. The Governance Committee and the Board also considered the character of each Nominee, noting that each Nominee is committed to executing his or her duties as a Nominee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Nominee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Nominee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Nominees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Nominee had with respect to reviewing agreements with the Fund’s service providers in connection with their broader service to the J.P. Morgan Funds including the Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Nominee in the context of the Board’s leadership and committee structure. The Board has six committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 153 funds in the J.P. Morgan Funds Complex in a focused, disciplined manner.

The Governance Committee and the Board also considered the operational efficiencies achieved by having the Nominees serve as members of the board for other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain Nominees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Nominee should continue to serve as a Director for the Fund, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of each Nominee:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’

independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as Chairman of the Equity Committee and a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the J.P. Morgan Funds. In addition, until June 2014, Mr. Finn was the head of the Strategic Planning Working Group, comprised of independent Directors. The Strategic Planning Working Group worked with the administrator to the J.P. Morgan Funds on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the J.P. Morgan Fund.

Frankie D. Hughes. Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until January 2016, Ms. Hughes was a member of the Compliance Committee. As a member of the Compliance Committee, she participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes is a member of the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the

J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Ms. Hughes also serves as a member of the Fixed Income Committee.

Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005. Mr. Marshall was the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Until January 2016, Mr. Marshall served as a member of the Governance Committee. As a member of the Governance Committee, he participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the J.P. Morgan Funds. Mr. Marshall is a member of the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Marshall also served as chair of the Money Market and Alternative Products Committee. Effective January 1, 2017, Mr. Marshall is the Director of Education and Strategic Initiatives for the Board, which involves overseeing educational and training matters for the Board, coordination of investment committees, oversight of the Board’s independent performance consultant and other matters

Mary E. Martinez. Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013 and is a co-Chair of the Money Market and Alternative Products Committee. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez is a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation

Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As Chair of the Compliance Committee, she has participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chair of the Fixed Income Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 30 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Until January 2016, Mr. Merin also served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he participated in the appointment of the J.P. Morgan Fund’s independent accountants, the oversight of the performance of the J.P. Morgan Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Merin also serves on the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the J.P. Morgan Funds.

Dr. Robert A. Oden, Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the J.P. Morgan Funds, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the J.P. Morgan Funds, and oversight and review of matters with respect to service providers to the J.P. Morgan Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013 and is a co-Chair of the Money Market and Alternative Products Committee. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frederick W. Ruebeck. Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds

Board since 1994. Until January 2016, Mr. Ruebeck served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements of the J.P. Morgan Funds, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Ruebeck serves as a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Mr. Ruebeck also serves as a member of the Money Market and Alternative Products Committee.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the J.P. Morgan Funds’ independent accountants, the oversight of the performance of the J.P. Morgan Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the J.P. Morgan Funds’ securities by the Adviser, overseeing the quality and objectivity of the J.P. Morgan Funds’ independent audit and the financial statements, and acting as a liaison between the J.P. Morgan Funds’ independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Nominees. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Nominees. The address for each of the Nominees is 270 Park Avenue, New York, New York 10017. The Governance Committee has concluded that each Nominee designated as non-interested would qualify as an “independent” director for purposes of NYSE MKT Company Guide 803A, as applicable to registered closed-end investment companies.

The following table sets forth information concerning the Nominees.

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held During the Past 5 Years
John F. Finn (1947); Director since April 22, 2009.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Director since April 22, 2009.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present)

Frankie D. Hughes (1952); Director since April 22, 2009.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014)	153	None

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held During the Past 5 Years
Peter C. Marshall (1942); Director since April 22, 2009.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Director since January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Director since April 22, 2009.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held During the Past 5 Years
Mitchell M. Merin (1953); Director since January 1, 2013	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance)

Dr. Robert A. Oden, Jr. (1946); Director since April 22, 2009.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Director since February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held During the Past 5 Years
Frederick W. Ruebeck (1939); Director since April 22, 2009.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Director since April 22, 2009.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

Fund Shares Owned by Nominees

The following table sets forth, for each Nominee, the dollar range of equity shares beneficially owned in the Fund as of December 31, 2016. The information as to beneficial ownership is based on statements furnished to the Fund by each Nominee. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of the Fund, and includes shares of the Fund held by members of the person’s immediate family sharing the same household; provided, however, that the presumption of such beneficial ownership may be rebutted. Each Nominee’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name of Nominee	Dollar Range of Fund Shares Beneficially Owned[1]	Aggregated Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies[2,3]
Non-Interested Nominees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell E. Merin	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

(1)	The Fund does not offer any pension or retirement plan benefits to its directors or officers.
(2)	“Family of Investment Companies” includes the J.P. Morgan Funds, comprised of 153 funds.
(3)	For Ms. McCoy and Messrs. Finn, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2016, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Directors.

Board Leadership Structure and Oversight.

The Board has structured itself in a manner that allows it to effectively perform its oversight function. The Chairman of the Board is an independent Director, which allows him to carry out his leadership duties as Chairman with objectivity.

In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for the 153 funds in the J.P. Morgan Funds complex. As described under “Qualifications of Nominees” and “Additional Information About Committees and Board Meetings,” the Board has six committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market/Alternative Products Committee and the Fixed Income Committee. The Board has determined that the leadership and committee structure is appropriate for the Fund and allows the Board to effectively and efficiently evaluate issues that impact the J.P. Morgan Funds as a whole as well as issues that are unique to the Fund.

The Board and the Committees take an active role in risk oversight including the risks associated with registered investment companies including investment risk, compliance and valuation. In addition, in connection with its oversight, the Board receives regular reports from the Chief Compliance Officer (CCO), the Adviser, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of J.P. Morgan Asset Management1 (“JPMAM”) including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. At each quarterly meeting, the Board receives a report from the Fixed Income Committee which, in turn, meets with representatives of the Adviser as well as an independent consultant to review and evaluate the ongoing performance of the Fund.

The Audit and Valuation Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Fund’s compliance with legal, regulatory and contractual requirements and compliance with policies and procedures. The Governance Committee is responsible for, among other things, oversight of matters

[1]	J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

relating to the Fund’s corporate governance obligations, Fund service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional Information About Committees and Board Meetings

Audit and Valuation Committee. The Board has an audit committee composed entirely of Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The current members of the Audit Committee are Messrs. Schonbachler (Chairman), and Marshall and Ms. Hughes and Ms. Martinez. The Audit Committee operates pursuant to a written charter, which was most recently amended in February 2017. A copy of the Audit Committee charter is attached as Appendix 1. The report of the Audit Committee, as approved on February 15, 2017, is attached to this proxy statement as Appendix 2. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Fund’s independent accountants; (ii) evaluate the independence of the Fund’s independent accountants; (iii) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Fund’s securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund; (vii) act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (viii) perform specific responsibilities as required by NYSE MKT rules, as applicable to registered closed-end investment companies. The Audit Committee has delegated valuation responsibilities to any member of the committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Fund’s valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board.

Compliance Committee. The Compliance Committee operates pursuant to a written charter. The members of the Compliance Committee are Ms. McCoy (Chairman), and Ms. Pardo and Mr. Ruebeck. The primary purposes of the Compliance Committee are to (i) oversee the Fund’s compliance with legal and regulatory and contractual requirements and the Fund’s compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Fund’s Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are Messrs. Goldstein (Chairman), Finn, Merin and Oden, each an independent Director. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2017. A copy of the Governance Committee charter is attached as Appendix 3. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Directors; (ii) periodic review of the compensation payable to the non-interested Directors; (iii) establishment of non-interested Directors expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Directors and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Adviser or the non-interested Directors; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Fund (except the Fund’s independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Director, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. Although the Board does not have a specific policy with respect to diversity, the Governance Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors, officers, shareholders and other sources that the Governance Committee deems appropriate.

The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Fund at the Fund’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the JPMorgan Funds Board,

other than Dr. Goldstein, serves on one of the following committees of the J.P. Morgan Funds: the Equity Committee, the Fixed Income Committee and the Money Market Funds and Alternative Products Committee. These three Committees are divided by asset type and different members of the J.P. Morgan Funds Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the J.P. Morgan Funds, including the Fund, as well as any sub-adviser to the J.P. Morgan Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan Funds, including the Fund, designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan Funds, including the Fund, or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular J.P. Morgan Funds, including the Fund, which the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of J.P. Morgan Funds, including the Fund, reviewed by the applicable Committee. The Fixed Income Committee is responsible for the Fund. The Fixed Income Committee members are Messrs. Merin (Chair), Oden and Schonbachler and Ms. Hughes. The Equity Committee members are Mr. Finn (Chair), and Ms. McCoy. The members of the Money Market and Alternative Products Committee are Ms. Hughes (co-Chair) and Ms. Pardo (co-Chair) and Mr. Ruebeck.

For the fiscal year ended December 31, 2016, the Board met 13 times. The Audit Committee met 4 times during 2016. The Compliance Committee met 4 times during 2016. The Governance Committee met 6 times during 2016. The Fixed Income Committee met 5 times, the Equity Committee met 5 times, and the Money Market /Alternative Products Committee met 5 times during 2016. Each Nominee attended at least 75% of the aggregate of the total number of meetings of the Board and Committee on which he or she serves. Ms. Pardo attended the Fund’s 2016 annual meeting of shareholders.

Officers of the Fund

The officers of the Fund are elected by and hold office at the discretion of the Board. The following table sets forth information concerning each executive officer of the Fund as well as the Chief Compliance Officer and the Secretary.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian S. Shlissel 270 Park Avenue New York, NY 10017 1964	President	Indefinite term; Position held since 2016	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (2014-present); Managing Director and Head of Mutual Funds Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investments Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Laura Del Prato 270 Park Avenue New York, NY 10017 1964	Treasurer	Indefinite term; Position held since 2014	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta 270 Park Avenue New York, NY 10017 1964	Secretary	Indefinite term; Position held since 2009	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman 270 Park Avenue New York, NY 10017 1953	Chief Compliance Officer	Indefinite term; Position held since 2008	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Compensation of Directors and Officers

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees/Director pay each Trustee/Director an annual base fee of $340,000. Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee, except for the co-chairs (Ms. Martinez and Ms. Pardo) of the Money Market and Alternative Products Committee who receive an additional $25,000 annually. On January 1, 2017, Mr. Marshall was appointed to the position of Director of Strategic and Educational Initiatives, for which he receives an additional $50,000 annually. In addition, the Funds pay the Chairman $225,000 annually and reimburse expenses of the Chairman in the amount of $4,000 per month. The Chairman receives no additional compensation for service as committee chair.

The compensation table below sets forth the total compensation paid to the current Directors from the Fund and J.P. Morgan Funds Complex for the calendar year ended December 31, 2016.

Name of Director	Pacholder Fund	Total Compensation Paid from the Fund Complex(1)
Independent Directors
John F. Finn	$1,589	$365,000
Dr. Matthew Goldstein	1,618	540,000
Frankie D. Hughes	1,581	315,000
Peter C. Marshall	1,589	390,000	(2)
Mary E. Martinez	1,581	315,000
Marilyn McCoy	1,589	365,000	(3)
Mitchell M. Merin	1,589	365,000
Dr. Robert A. Oden, Jr.	1,581	315,000	(4)
Marian U. Pardo	1,581	315,000
Frederick W. Ruebeck	1,581	365,000	(5)
James J. Schonbachler	1,589	365,000	(6)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors currently serves includes twelve registered investment companies (153 Funds).
(2)	Includes $117,000 of Deferred Compensation.
(3)	Includes $195,000 of Deferred Compensation.
(4)	Includes $2,833 of Deferred Compensation.
(5)	Includes $238,000 of Deferred Compensation.
(6)	Includes $273,000 of Deferred Compensation.

The officers of the Fund receive no direct remuneration from the Fund except, the Fund, along with the other J.P. Morgan Funds, make reimbursement payments, on a pro-rata basis, to the Fund’s Administrator for a portion of the fees associated with the Office of the Fund’s CCO. The Fund’s other officers are compensated by affiliates of JPMorgan Chase & Co. for services rendered to the Fund.

Procedures for Communications to the Board

The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual director, a shareholder must send written communications to 270 Park Avenue, New York, New York 10017, addressed to the Board of Directors of Pacholder High Yield Fund, Inc., Attention: Frank Nasta, Secretary or the individual director. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual director.

Required Vote

Proposal 2 requires a plurality of the votes cast at the meeting, provided that a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

OTHER BUSINESS

The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the accompanying proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

CREDIT FACILITY

The Fund entered into a credit facility on April 5, 2016 with Pershing LLC (“Credit Facility”). If Proposal 1 is approved by shareholders, the Fund will provide notice to Pershing LLC to terminate the Credit Facility. The Credit Facility currently provides that the Fund must provide 180 days’ notice prior to termination. However, the Fund anticipates that it will be able to amend the Credit Facility to allow for its termination without such required notice if Proposal 1 is approved. If Proposal 1 is not approved, the Fund would not expect to terminate the Credit Facility.

INFORMATION CONCERNING THE ADVISER, THE ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT AND SECURITIES

LENDING AGENT

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017 serves as the Fund’s investment adviser and administrator. JPMorgan Funds Management, Inc., the former administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016. JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 serves as the Fund’s custodian, fund accountant, and securities lending agent. JPMIM and JPMorgan Chase Bank, N.A. are indirect wholly owned subsidiaries of JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017. The Fund paid $138,660 during the fiscal year ended December 31, 2016 to JPMIM, as administrator, for administrative services. The Fund paid JPMorgan Chase Bank, N.A. $101,200 for custody and fund accounting services for the fiscal year ended December 31, 2016. The Fund did not participate in securities lending for the fiscal year ended December 31, 2016.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditor for the Fund for the fiscal year ending December 31, 2017. PwC will also prepare the Fund’s federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Fund. The Audit and Valuation Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Fund’s independent auditors for the fiscal years ended December 31, 2015 and 2016.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Fund’s annual financial statements for the fiscal years ended December 31, 2015 and 2016 were approximately $105,790 and $96,430, respectively.

Audit-Related Fees

The aggregate fees billed by PwC for professional services rendered reasonably related to the performance of the audit or review of the Fund’s financial statements for the fiscal years ended December 31, 2015 and 2016 were approximately $5,640 and $5,780, respectively. Audit-related fees include amounts for attestation services for semi-annual financial statements and examinations performed pursuant to Rule 17f-2 under the Investment Company Act of 1940.

Tax Fees

The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2015 and 2016 were approximately $17,530 and $17,970, respectively. Tax fees include amounts for tax compliance, tax planning and tax advice.

All Other Fees

There were no fees billed by PwC for professional services rendered for services other than audit and audit-related services, and tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2015 and 2016.

The aggregate non-audit fees billed by PwC for professional services rendered to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser for each fiscal year ended December 31, 2015 and December 31, 2016 was approximately $29.2 million. Such fees were for attest services and agreed-upon procedures not required by statute or regulation, which address accounting, reporting and control matters. Such fees also included tax return compliance, tax advice regarding routine business transactions primarily related to private equity activities and other tax services. The Fund’s Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining PwC’s independence.

Pursuant to the Fund’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee has pre-approved all audit and non-audit services performed by PwC for the Fund. In addition, the Audit and Valuation Committee pre-approves PwC’s engagement for non-audit services with the Fund’s investment adviser and any service affiliate, if the engagement relates directly to the operations and financial reporting of the Fund. The Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit and Valuation Committee, or which are not subject to pre-approval under applicable regulations (the “Pre-approval List”). The Audit and Valuation Committee annually reviews and pre-approves the services that may be provided by PwC without obtaining additional specific pre-approval of the individual services. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit and Valuation Committee. One or more members of the Audit and Valuation Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. The Audit and Valuation Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

SOLICITATION OF PROXIES

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Fund, JPMIM and their affiliates or by proxy soliciting firms retained by the Fund. The Fund has retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. By contract, Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Annual Meeting. The cost of these services is expected to be approximately $42,650. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the shareholder meeting, including expenses related to conducting this proxy and the costs of solicitation, will be borne by the Fund.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of JPMIM or Computershare if the Fund has not yet received their vote. Authorization to permit JPMIM or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or Computershare representative is required to ask, among other things, the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM or Computershare by the Fund, JPMIM or Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM or Computershare will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of copies of the forms received by the Fund, all directors and officers of the Fund, any person who owns more than 10% of the Fund’s outstanding securities and certain required officers of the Adviser have filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Exchange Act for the Fund’s most recently concluded fiscal year ended on December 31, 2016.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2018 annual meeting of shareholders, if held, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business November 1, 2017. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on December 1, 2017 and no earlier than on November 1, 2017. In the event the date of the 2018 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2017 meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2018 annual meeting in accordance with the advance notice provisions of the bylaws of the Fund must deliver such proposal or nomination not earlier than the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

SHAREHOLDER REPORTS

The Fund’s Annual Report for the fiscal year ended December 31, 2016 may be obtained without charge by calling the Fund toll free at 1-800-480-4111 or by writing to Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017. To reduce expenses and conserve natural resources, a single copy of the proxy will be sent to individual shareholders who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive a separate copy of the proxy without charge, please call the Fund toll free at 1-888-294-8217 or write the Fund at: Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017, Attention Frank Nasta, Secretary.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of the chairperson of the meeting.

Appendix 1

J.P. MORGAN FUNDS

AUDIT AND VALUATION COMMITTEE CHARTER

(As Amended February 2017)

ORGANIZATION AND MEMBERSHIP

There shall be a committee of the Boards of Trustees* (the “Boards”) of the J.P. Morgan Funds, including the Pacholder High Yield Fund, Inc. (the “Funds”) to be known as the Audit and Valuation Committee (the “Committee”). The Committee shall be composed of Trustees who: (1) are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates except compensation for services as a member of the Boards or Committees of the Boards; and (3) are independent under applicable requirements of any exchange on which a Fund’s shares are listed. Each member shall be found by the Trustees of the Board who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (each, an “Independent Trustee”) to be free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each member of the Committee must be “financially literate,” that is, be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

The Chairman of the Boards shall determine the number of Committee members, which shall be at least three members, and shall nominate the members of the Committee, and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

VALUATION

The Committee shall be charged with assisting the Boards in their oversight of the valuation of Funds’ securities by the Administrator, with assistance from the Adviser and sub-Advisers, to the Funds, and such other duties as shall be determined by the Chairman of the Boards, subject to the approval of the full Boards. The Committee hereby delegates authority to any member of the

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director.”

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Committee to respond to inquires on valuation matters and participate in fair valuation determinations that occur between meetings of the Committee and such valuation decisions shall be reported to and ratified by the Committee at a subsequent meeting.

The Committee shall consult with and report to the Audit Committee and the Chairman of the Boards. The Boards or the Audit Committee may establish subcommittees of the Audit Committee as they determine appropriate.

MEETINGS

The Committee shall meet periodically, but at least quarterly, either on its own or in conjunction with meetings of the Boards of the Funds, and from time to time as necessary. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

REPORTING

The Committee Chairperson shall report to the Boards of Trustees on the results of the Committee’s reviews and make such recommendations as the Committee has approved. The Committee will keep minutes of its meetings and will make such minutes available to the full Boards of Trustees for review. Members of the Committee who make valuation decisions between Committee meetings shall report such decisions to the full Committee at a subsequent meeting following any valuation consultation.

PURPOSES

The primary purposes of the Committee are (1) appointment, retention, compensation, and oversight of the Funds’ independent accountants; (2) oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (3) approval of non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (the “Commission”), including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); and (4) oversight of compliance with the requirements of Regulation S-K and any listing requirements or market regulations applicable to any exchange-listed fund.

Audit

The Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards of Trustees and the Funds’ independent accountants and periodically report to the

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Boards of Trustees. In performing its duties, the Committee shall have unrestricted access to each Fund’s independent accountants and executive and financial management of the Funds, and such other resources as it may deem appropriate. The independent accountant shall report directly to the Committee.

The existence and activities of the Committee shall not relieve management of any responsibilities to maintain appropriate systems for accounting, internal control and internal audit, nor the Funds’ independent accountants of their responsibilities under applicable professional and legal standards.

Valuation

The Boards have adopted certain valuation procedures and have appointed the Administrator, with assistance from the Adviser and sub-Advisers, the responsibility for the day-to-day operational aspects of the valuation process. In those instances where the valuation procedures require the action of the Boards, any member of the Committee shall act in lieu of the full Boards with respect to those instances where it may be impracticable or impossible to hold meetings of the entire Boards. Any such interim actions taken by a Committee member with respect to valuation shall be submitted to the full Boards for ratification at the next scheduled meeting of the full Boards.

The Committee shall consult with independent counsel to the Trustees so that they may be apprised of regulatory developments affecting valuation issues.

FINANCIAL EXPERTS

The Committee shall recommend to the Board that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). Such person(s) shall also be presumed to be “financially sophisticated” as required by listing standards or other regulations applicable to any exchange-listed fund. In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes Act, relevant regulations of the Commission, and such other factors as the Committee deems relevant.

A Committee member designated as ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.

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RESPONSIBILITIES

The Committee shall have the following responsibilities:

•	Approve the appointment and compensation of the Funds’ independent accountants.
•

Evaluate the independence of the independent accountants, taking into consideration, among other things, whether the independent accountants provide any consulting, audit and other services to the manager, the administrator, the distributor, or their affiliates, and receive the independent accountants’ specific representations as to their independence. In connection with the evaluation of their independence, the independent accounting firm shall make a written report to the Committee, in such detail as the Committee may require, regarding all services the firm has provided or proposes to provide to the Funds’ Adviser, administrator, distributor, or their affiliates. It is a responsibility of the Committee to engage actively in a dialogue with the independent accountants with respect to any disclosed relationship or service that may impact the objectivity and independence of the accountants and to take, or recommend that the full Board take, appropriate action to oversee independence of auditors.

•	Review the arrangements for and scope of the annual audit of the Funds.
•

Review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements. In addition, the Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures.

•

Review the final drafts of the annual financial statements for any closed-end fund listed on an exchange, discuss with management and the independent accountants and decide whether to recommend that the financial statements be included in such Fund’s annual report.

•

Prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors with respect to any closed end fund listed on an exchange.

•

Meet with independent counsel for the Independent Trustees and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

•	Review the form of opinion the independent accountants propose to render to the Board and shareholders.
•	Meet periodically with the independent accountants in executive session.
•	Receive reports regarding the state of financial and audit compliance and audit compliance procedures.

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•	Receive reports of the Adviser regarding the state of the Funds’ internal controls and, in the presence of the independent accountants, discuss these reports with management.
•

The Chairman and at least one other Committee member shall participate in reviews of the financial statements for the Funds prior to distribution to shareholders and shall report to the Committee on such reviews.

•

Review and approve recommendations by the Administrator for changes to the Funds’ valuation policies for submission to the entire Board for its approval, oversee the implementation of the Funds’ valuation policies by the Administrator, determine whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies, and review and approve the Pricing Source Hierarchy for submission to the entire Board for its approval.

•	To review and act on such other matters as referred to the Committee by the Governance Committee or the Boards.

Periodically, as the Committee deems appropriate, the Committee shall:

•	Consider the effect of any changes in accounting principles or practices proposed by management or the independent accountants.
•

Consider and pre-approve any non-audit services to be provided by the independent accountants to the Funds or to the Funds’ Adviser or “Service Affiliates” (if the service provided by the independent accountant to that Service Affiliate relates directly to the operations and financial reporting of the Funds) and the fees to be charged for such non-audit services. For purposes of this Audit Committee Charter, Service Affiliates include any entity controlling, controlled by, or under common control with the Funds’ Adviser that provides ongoing services to the Funds.

•	Review the scope of any internal audits to be performed that impact the operations and financial reporting of the Funds and any related findings of the internal auditors.
•	Review, as necessary, the impact of any material valuation events on the Funds’ financial statements.
•

Undertake such other investigations and consider such other matters of a financial nature including comments by the Securities and Exchange Commission or any other regulators (of the Adviser or the Funds) as the Committee deems appropriate.

•

Review with the Adviser any comments or criticisms from the Commission or any other regulators related to the financial statements of the Funds as brought to the attention of the Committee and establish procedures, to the extent necessary, for monitoring the resolution of such issues.

•

Maintain procedures (a summary of which is attached hereto as Exhibit A) for the confidential, anonymous submission by employees and officers of the Funds, their affiliates, or any other provider of accounting related services of

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concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the Sarbanes Act and to address reports from attorneys or auditors of possible violation of federal or state law or fiduciary duty.

•

Establish procedures (a copy of which is attached hereto as Exhibit B) for the receipt, retention, and treatment of complaints received by any closed-end fund listed on an exchange, such fund’s investment adviser, administrator, or any other provider of accounting services related to the fund, internal accounting controls, or auditing matters.

RELIANCE ON SERVICE PROVIDERS

The Administrator and Adviser shall inform the Committee of matters requiring Committee oversight as required in this Charter. The Committee may rely on management and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities. The Chairman of the Committee shall be responsible for assuring that each item that is a responsibility of the Committee shall be placed on the agenda of the Committee for at least one meeting during each year.

INDEPENDENT COUNSEL OR ADVISERS

The Committee is authorized to engage independent counsel or other advisers to assist it in carrying out its responsibilities. The costs of engaging independent counsel or other advisers will be borne by the Funds.

ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least once per year.

AMENDMENTS

The Board may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.

LIMITS ON COMMITTEE RESPONSIBILITY

The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements. The

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independent accountants also will consider the internal control over financial reporting for the purpose of determining the nature, timing and extent of their audit procedures; any material weaknesses or significant deficiencies identified during the audit will be communicated to the Committee. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Boards as a whole. In addition, subject to the general oversight responsibility of the Boards, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Administrator, with assistance from the Adviser and sub-Advisers. Accordingly, neither the Committee nor its individual members are in any way responsible for the day-to-day operational aspects of the valuation process.

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EXHIBIT A

Whistleblower Procedures

Reporting of Violations

•

The JPMorgan Chase & Co’s Code of Conduct (section 1.5) includes requirements to report violations of the Code, instructions on how to do so, as well as the Firm’s prohibition against retaliation for reporting potential violations.

•	Every employee in JPMorgan Chase & Co. (the “Firm”) annually reviews and affirms the Code. Additionally, an example of a Whistleblowing scenario is included in Code of Conduct training.
•

The JPMorgan Funds’ policies and procedures as stated in the applicable Compliance Manual includes a Whistleblower policy, which adopts the Firm’s process and refers the employees to the Firm’s Code of Conduct.

•

There are a number of ways an employee can report concerns regarding accounting, internal accounting controls, or auditing matters, including the Global Security & Investigation (“GS&I”) phone hotline, managerial escalation, mail or e-mail. Each of these methods is described in the Code and with respect to the Pacholder Fund, the Pacholder Fund Whistleblower Procedures. Matters can be directed to GS&I, Internal Audit or the Office of the Secretary and with respect to the Pacholder Fund, the Chief Compliance Officer (CCO) or the Chairman of the Audit Committee care of GS&I.

Escalation of Referrals – Corporate Process

•

Any communications received by the Office of the Corporate Secretary, Internal Audit, or by other members of Legal, Compliance, HR and Management are referred to GS&I, which logs the complaint in the case management system, HALO.

•	If the referral meets the definition of an Audit or Accounting complaint, GS&I management immediately escalates the complaint to the Firm’s General Auditor.
•	The General Auditor or designee, in conjunction with GS&I formulates an appropriate investigation plan and confers with the Legal Department.
•	All elements of the investigation are tracked to completion in HALO.
•	GS&I provides monthly summaries of matters to the General Auditor, who may at the General Auditor’s discretion escalate matters to the Chair of the Audit Committee.
•	For Whistleblower cases, Internal Audit periodically tests to ensure that the cases were logged into HALO in a timely fashion and escalated in accordance with policies and procedures.

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Escalation of Referrals – J.P. Morgan Funds

•

In the event that a referral involves the JPMorgan Funds or is addressed to the Chairman of the Audit Committee for the Pacholder Fund, the Asset Management Audit Director or designee as listed on Appendix A as amended from time to time would be notified immediately by GS&I and the General Auditor.

•	The Asset Management Audit Director or designee would notify the Fund’s Audit Committee Chairman immediately of any material Sarbanes-Oxley Act of 2002 (“SOX”) referrals.
•

The Asset Management Audit Director or designee also receives the GS&I monthly summaries of matters and will escalate relevant SOX matters to the Chair of the Audit Committee, if not already escalated as part of the referral process.

•	If the CCO receives a referral, he would notify the Funds’ Audit Committee Chairman and GS&I.
•	Any SOX violations would be included in the Internal Audit report to the J.P. Morgan Funds’ board.

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EXHIBIT B

PACHOLDER HIGH YIELD FUND, INC.

WHISTLEBLOWER PROCEDURES

Pursuant to Section 803B(4) of the NYSE Amex Company Guide and Rule 10A-3(b) (3) under the Securities Exchange Act of 1934, the Audit Committee of the Board of Directors of Pacholder High Yield Fund, Inc. (the “Fund”) has developed these Procedures to take reasonable steps to ensure that the Committee is apprised of (a) information regarding questionable or improper accounting, internal accounting controls, or auditing matters related to the Fund (“Accounting Issues”) and (b) information regarding violations or suspected violations of the Fund’s Policies and Procedures (“Policy Issues” and collectively with Accounting Issues, “Concerns”).

Submission and Receipt of Reports

Any persons having Concerns may report such Concerns to the Chief Compliance Officer or the Chairman of the Audit Committee of the Fund. Reports of Concerns may be submitted in writing or by e-mail, telephone or in person, at the option of the reporting person. To the extent that reports under these procedures are made by employees and officers of JPMorgan Chase & Co. or its affiliates, such employees and officers should also be mindful of any additional reporting obligations required under the JPMorgan Chase & Co. Code of Conduct (“JPMC Code of Conduct”).

Reports may be anonymous at the option of the reporting person. Reporting persons who are willing to provide their names should indicate if they want their names kept confidential. Reports under these procedures can be made by writing the Chairman of the Audit Committee at the following address: Chairman, Audit Committee of the Pacholder High Yield Fund, Inc., c/o JPMorgan Global Security and Investigation, One Chase Manhattan, 21st Floor, New York, New York 10005 or by writing the Chief Compliance Officer at JPMorgan Chase & Co., 245 Park Avenue, Floor 2, New York, New York 10167-0001 Attention: Steve Ungerman, by e-mailing the Chief Compliance Officer at steve.m.ungerman@jpmorgan.com, or by calling the JPMorgan Global Security and Investigation at 1 800-727-7375. JPMorgan Global Security and Investigation shall forward any reports of Concerns addressed to the Chairman of the Audit Committee or the Chief Compliance Officer to the Chairman or Chief Compliance Officer as appropriate. The Chief Compliance Officer shall forward any reports of Concerns to JPMorgan Global Security and Investigation and report such Concerns to the Audit Committee in a timely manner provided below. To the extent that such reports also concern a matter reportable under the JPMC Code of Conduct, JPMorgan Global Security and Investigation shall perform such investigations and take such actions as required by the JPMC Code of Conduct.

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Accounting Concerns. The Chief Compliance Officer or the Chairman of the Audit Committee shall report to the Audit Committee all substantive reported Accounting Issues in a timely manner. The Audit Committee shall investigate each Concern to the extent that the Committee deems necessary and, to the extent the matter involves a matter reportable under the JPMC Code of Conduct, coordinate the investigation with or conduct the investigation through JPMorgan Global Security and Investigation. The Audit Committee will recommend appropriate corrective action to the Board of Directors, if warranted by the investigation. The Audit Committee shall have the authority to retain outside legal counsel, accountants, private investigators, or any other resource including JPMorgan Global Security and Investigation, deemed necessary to conduct a full and complete investigation of any reported Concern. The Audit Committee may, in its discretion, consult with any member of management or of the staff providing services to the Fund who is not the subject of the allegation. With respect to any or all responsibilities contained in these procedures, the Audit Committee may act between meetings by authority delegated to one or more members and recommend appropriate corrective action to the board.

Policy Issues. The Chief Compliance Officer or the Chief Legal Officer shall investigate all substantive reported Policy Issues in a timely manner and appropriate corrective action will be recommended to the Board of Directors, if warranted by the investigation. Policy Issues relating to the Attorney Conduct Rules under the Sarbanes-Oxley Act will be investigated by the Chief Legal Officer.

No Retaliation

These Procedures are intended to enable individuals to raise Concerns for investigation and appropriate action. With this goal in mind, consistent with the policies of the Fund, the Audit Committee, Chief Legal Officer and Chief Compliance Officer shall not retaliate or tolerate any retaliation by management of the Fund directly or indirectly, including encouraging retaliation by others, against anyone who, in good faith, makes a report of a Concern or provides assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body, investigating a report of a Concern. Employees and officers of JPMorgan Chase & Co. are reminded that JPMorgan also prohibits retaliation against anyone who, in good faith, makes a report under the JPMC Code of Conduct. If the Chief Compliance Officer, Chief Legal Officer or Chairman of the Audit Committee becomes aware of a retaliatory action against a reporting person, the Chief Compliance Officer or Chairman of the Audit Committee shall inform the Audit Committee of such action.

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Nothing in these Procedures shall limit the authority of the Fund to discipline, penalize, suspend or terminate any employee for good and sufficient reasons, which reasons shall not include having in good faith made a report of a Concern or provided assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body, investigating such report. A person’s right to protection from retaliation does not extend immunity for any complicity in the matters that are the subject of the Concerns or any ensuing investigation.

Confidentiality

Reports of Concerns, and investigations pertaining thereto, shall be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. JPMorgan Global Security and Investigation, the Chief Compliance Officer, Chief Legal Officer or Chairman of the Audit Committee shall take reasonable steps necessary to protect the identity of any person making a report of a Concern so as to prevent any officer, employee, contractor, sub-contractor or agent from being in a position to take any retaliatory action against such person making such report, including encouraging others to take retaliatory action.

Recordkeeping

The Audit Committee shall retain as a part of its records any reports of Accounting Issues received pursuant to these Policies and Procedures, and any related documentation regarding investigations or remedial action with respect to any reported Accounting Issues, for a period of no less than seven (7) years. Any report of a Concern received by the Funds Chief Compliance Officer or Chief Legal Officer, but not delivered by him or her to the Committee, shall be retained by the Chief Compliance Officer for a period of no less than seven (7) years.

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Appendix 2

PACHOLDER HIGH YIELD FUND, INC.

(the “Fund”)

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee (the “Audit Committee”) of the Board of Directors of the Fund met on February 13, 2017 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2016. The Audit Committee operates pursuant to its charter, which sets forth the roles of the Fund’s management, independent auditors, the Board of Directors and the Audit Committee in the Fund’s financial reporting process. Pursuant to the charter, the Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, internal controls, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors and recommending the initial and ongoing engagement of such auditors.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by PCAOB Auditing Standard No. 16 and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526. The Audit Committee also has discussed the independence of PricewaterhouseCoopers LLP with PricewaterhouseCoopers LLP.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PricewaterhouseCoopers LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact “independent.”

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Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report for the year ended December 31, 2016.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 803A the NYSE MKT Company Guide.

Submitted by the Audit Committee of the Fund’s Board of Directors.

/s/ James Schonbachler	/s/ Mary Martinez	/s/ Peter Marshall
James Schonbachler	Mary Martinez	Peter Marshall

/s/ Frankie Hughes
Frankie Hughes

As Approved on February 21, 2017.

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Appendix 3

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 2017)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE MKT Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE MKT Company Guide 803A and satisfy the requirements of NYSE MKT Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall serve as Chairperson of the Committee. The Chairman of the Boards shall also determine the number of Committee members and nominate the members of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•

to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

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shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

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•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•

upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•

the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and

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nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue,

4

New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

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EXHIBIT A

PRINCIPAL SHAREHOLDERS OF THE FUND†

As of February 15, 2017, the following persons were the owners of more than 5% of the outstanding shares of the following classes of shares of the Fund. Shareholders indicated with an (*) below hold greater than 25% of the class of shares indicated and therefore may be deemed to be “controlling persons” of the Fund:

Title of Class	Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation (collectively, “First Trust”)	693,494 Shares as of December 31, 2016	5.34%[1]

Common Stock	Bulldog Investors, LLC (“Bulldog”)	1,429,254 Shares as of January 23, 2017	11.00%[2]

†	Ownership information for those persons who own 5% or more of a class of our outstanding shares is based upon Schedule 13 filings made with the Securities and Exchange Commission.
(1)	The following information is based on a Schedule 13G filed by First Trust on January 26, 2017. The address of First Trust is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
(2)	The following information is based on a Schedule 13D/A filed by Bulldog on January 24, 2017. The address of Bulldog is 250 Pehle Ave., Suite 708, Saddle Brook, NJ 07663.

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EXHIBIT B

PACHOLDER HIGH YIELD FUND, INC.

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) of Pacholder High Yield Fund, Inc. (the “Corporation”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Corporation in conformity with the laws of the State of Maryland.

WHEREAS, the Corporation’s Board of Directors (the “Board”) has determined that it is advisable to dissolve the Corporation; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Corporation and has directed that the dissolution of the Corporation be submitted to the stockholders of the Corporation (the “Stockholders”) for their consideration.

NOW, THEREFORE, the liquidation and dissolution of the Corporation shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall become effective only upon the approval of dissolution of the Corporation by the Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter at a duly called meeting of the Stockholders at which a quorum is present. The day of such approval by the Stockholders is hereinafter called the “Effective Date.”

2. Cessation of Business. After the Effective Date, the Corporation shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Corporation’s liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan.

3. Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Corporation shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). On the Determination Date, the books of the Corporation shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders’ respective interests in the Corporation’s assets shall not be transferable by the negotiation of

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share certificates and the Corporation’s shares will cease to be traded on the NYSE MKT (the “NYSE MKT”).

4. Notice of Liquidation. As soon as practicable after the Effective Date, the Corporation shall mail notice to its known creditors, if any, at their addresses as shown on the Corporation’s records, that this Plan has been approved by the Board of Directors and the Stockholders and that the Corporation will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the “MGCL”).

5. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Corporation shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Corporation incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

6. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Corporation’s assets shall be distributed by one or more cash payments to the Stockholders of record as of the Determination Date in complete cancellation of all of the outstanding shares of stock of the Corporation (collectively, the “Liquidating Distribution”). Each Stockholder not holding stock certificates of the Corporation will receive liquidating distributions equal to the Stockholder’s proportionate interest in the net assets of the Corporation. Each Stockholder holding stock certificates of the Corporation will receive a confirmation showing such Stockholder’s proportionate interest in the net assets of the Corporation with an advice that such Stockholder will be paid in cash upon return of the stock certificate. All Stockholders will receive information concerning the sources of the liquidating distribution.

If the Corporation is unable to make distributions to all of the Stockholders because of the inability to locate Stockholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Corporation in such trust or account for the benefit of the Stockholders that cannot be located. The expenses of such trust or account shall be charged against the assets therein.

7. Expenses of the Liquidation and Dissolution of the Corporation. The Corporation shall bear all of the expenses incurred in carrying out this Plan.

8. Deregistration as an Investment Company. Upon completion of the Liquidating Distribution, the Corporation shall file with the Securities and

2

Exchange Commission an application for an order declaring that the Corporation has ceased to be an investment company.

9. Dissolution. As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Corporation’s known creditors, if any, the Corporation shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s charter, including filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland. Once dissolved, if any additional assets remain available for distribution to the Stockholders, the Board may provide such notices to Stockholders and make such distributions in the manner provided by the MGCL.

10. Additional Actions and Amendments. Without limiting the power of the Board under Maryland law and the Corporation’s charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the NYSE MKT. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing the Liquidating Distribution) as may be necessary or appropriate to effect the liquidation and dissolution of the Corporation and the distribution of its net assets to Stockholders in accordance with the purposes to be accomplished by the Plan. The Board of Directors may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Corporation and the Stockholders.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 383 Madison Avenue New York, NY on May 10, 2017

Please detach at perforation before mailing.

PROXY	PACHOLDER HIGH YIELD FUND, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 10, 2017

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Elisaida Poueriet, Wendy S. Setnicka and Joseph Parascondola, and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 10, 2017, and at any adjournments thereof.

Receipt of the Notice of Annual Meeting of Shareholders dated March 1, 2017 and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Please indicate if you plan to attend the meeting in person	Yes No ☐ ☐

*NOTE: IF YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU WILL BE REQUIRED TO PRESENT A VALID FORM OF GOVERNMENT ISSUED PHOTO IDENTIFICATION AND PROOF OF OWNERSHIP OF FUND SHARES AS OF THE RECORD DATE.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENCLOSED ENVELOPE PROVIDED.

PHF_28587_021317

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials

for the Pacholder High Yield Fund, Inc. Shareholder Meeting to Be Held on May 10, 2017.

The Proxy Statement and Annual Report for this meeting are available at:

https://www.proxy-direct.com/phf-28587

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board of Directors unanimously recommends votes “FOR” for the following proposals.

		FOR	AGAINST	ABSTAIN
1.	To consider and vote upon a proposal that the Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution.	☐	☐	☐

2.	To elect a Board of eleven Directors to serve until the next annual meeting and until their successors are elected and qualified:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

01. John F. Finn	02. Dr. Matthew Goldstein	03. Frankie D. Hughes
04. Peter C. Marshall	05. Mary E. Martinez	06. Marilyn McCoy
07. Mitchell M. Merin	08. Dr. Robert A. Oden, Jr.	09. Marian U. Pardo
10. Frederick W. Ruebeck	11. James J. Schonbachler

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

3.	To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.—Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	PHF 28587	M	xxxxxxxx	+